UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-834

Name of Registrant:	Vanguard Windsor Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November1, 2003 - October 31, 2004

Item 1:	Reports to Shareholders

VANGUARD® WINDSOR™ FUND

October 31, 2004

YOUR FUND REPORT

CONTENTS
1	LETTER FROM THE CHAIRMAN
6	ADVISOR'S REPORT
9	FUND PROFILE
10	GLOSSARY OF INVESTMENT TERMS
11	PERFORMANCE SUMMARY
13	YOUR FUND'S AFTER-TAX RETURNS
14	ABOUT YOUR FUND'S EXPENSES
16	FINANCIAL STATEMENTS
29	ADVANTAGES OF VANGUARD.COM

SUMMARY

• Vanguard Windsor Fund outpaced the broad market but trailed other comparative measures in its 2004 fiscal year, which ended
   October 31.

• The fund’s solid result reflected, in part, a combination of rallies and declines in a handful of concentrated positions.

• The fund’s distinctive strategy has produced market-beating long-term returns.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.

• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

• Communicate candidly not only about the rewards of investing but also about the risks and costs.

• Maintain highly effective controls to safeguard your assets and protect your confidential information.

• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the 12 months ended October 31, the Investor Shares of Vanguard Windsor Fund returned 11.3%, outpacing the broad U.S. stock market as measured by the Dow Jones Wilshire 5000 Composite Index. (The lower-cost Admiral Shares returned 11.5%). Your fund benefited from the strong market performance of energy and raw-materials producers. The fund’s sizable stake in industrial conglomerate Tyco was also an important contributor.

The table below presents the total returns of your fund and the broad market, as well as the average return of competing mutual funds and the return of the Russell 1000 Value Index, which measures the performance of mid- and large-capitalization value-oriented stocks. The per-share distributions and price changes that make up your fund’s total returns appear on page 5. If you hold Vanguard Windsor Fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 13.

2004 Total Returns	Fiscal Year Ended October 31
Vanguard Windsor Fund
Investor Shares	11.3%
Admiral Shares	11.5
Russell 1000 Value Index	15.5
Average Multi-Cap Value Fund*	12.8
Dow Jones Wilshire 5000 Index	10.0

*Derived from data provided by Lipper Inc.

STOCKS LOCKED IN THEIR EARLY GAINS

The rally in stocks that began in 2003 carried into January, but then lost momentum. For the broad stock market, the gains recorded early in the fiscal year held at the end, despite sharp market swings in the latter half of the period. Investors digested the good and the bad as solid corporate earnings growth and positive economic reports competed for

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Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

attention with ever-rising prices for crude oil and pronounced geopolitical uncertainties.

Smaller-capitalization stocks provided higher returns for the fiscal year than did large-caps. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their book values and other fundamental measures) earned far better returns than growth-oriented issues (those expected to produce above-average earnings growth). Value investors benefited handsomely from gains among companies producing and selling oil and raw materials. Returns from most international markets were enhanced for U.S.-based investors by the continued weakness of the greenback relative to other major currencies.

THE BOND MARKET WAS SWAYED BY ECONOMIC UNCERTAINTIES

Yields of bonds fell during the first half of the period, boosting bond prices and returns. In April, however, yields began to climb on reports of higher-than-expected inflation and strong job growth. Yields tailed off again in August and September, as reports suggested the economic recovery had lost some steam. The yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, started the fiscal year at 4.29%, dropped to a low of 3.69% in March, climbed to 4.65% by the end of May, and finished the period at 4.02%.

Market Barometer		Average Annual Total Returns
		Periods Ended October 31, 2004
		One Year	Three Years	Five Years
Stocks	Russell 1000 Index (Large-caps)	9.3%	4.5%	-1.6%
	Russell 2000 Index (Small-caps)	11.7	12.3	7.7
	Dow Jones Wilshire 5000 Index	10.0	5.8	-0.9
	(Entire market)
	MSCI All Country World Index
	ex USA (International)	19.7	11.6	0.4

Bonds	Lehman Aggregate Bond Index	5.5%	5.4%	7.6%
	(Broad taxable market)
	Lehman Municipal Bond Index	6.0	5.7	7.2
	Citigroup 3-Month Treasury Bill Index	1.1	1.4	2.9

CPI	Consumer Price Index	3.2%	2.4%	2.6%

Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, recorded another strong year, returning 5.5% for the 12 months, slightly ahead of their three-year average. Below-investment-grade bonds were the best performers, however, benefiting from improved corporate fundamentals and investors’ appetite for higher yields.

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The yield of the 3-month Treasury bill (a proxy for money market rates) rose 0.94 percentage point over the fiscal year in response to the Federal Reserve Board’s three separate actions—in June, August, and September—to raise its target for the federal funds rate. The Treasury bill, which yielded 0.95% at the start of the fiscal year, yielded 1.89% as of October 31.

FOR THE FUND, CONCENTRATED POSITIONS DROVE PERFORMANCE

The engines behind Vanguard Windsor Fund’s 12-month total return of 11.3% provided a good illustration of the fund’s distinctive “deep value” strategy—an emphasis on companies that are trading at prices well below their intrinsic values, and a willingness to establish concentrations in a small group of industries or stocks. In fiscal 2004, this bold approach yielded successes such as the sizable stake in Tyco International, the once-troubled conglomerate that has rebounded strongly during the past two years. On October 31, Tyco accounted for some 3% of fund assets. Less successful were the fund’s investments in Citigroup and Comcast, which together made up roughly 8% of assets at the end of October. Both stocks declined in a rising market.

The fund also went its own way in the health care sector, one of the market’s weaker performers during the year. For example, the fund’s investment in French drug company Aventis rallied as the company was snapped up by global pharmaceuticals giant Sanofi. This result helped Windsor make money in an industry sector that posted a stock market loss during the past 12 months. Performance in the rest of the Windsor portfolio more closely matched the broad market.

Fund Assets Managed		October 31, 2004

	$ Million	Percentage
Wellington Management Company, LLP	$13,338	69%
Sanford C. Bernstein & Co., LLC	5,404	28
Cash Investments*	583	3

Total	$19,325	100%

*These short-term reserves are invested by The Vanguard Group in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

Like the market, Windsor earned strong returns from energy-related stocks as the price of oil surged, and sustained a modest loss in technology as an expected uptick in corporate capital spending proved slow to materialize.

THE FUND'S DISTINCTIVE APPROACH PRODUCED SOLID LONG-TERM RETURNS

Like Vanguard Windsor Fund’s performance during the past 12 months, its long-term returns have been the product of a bold, contrarian

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approach to the stock market. The table below demonstrates the result, comparing your fund’s performance over the past ten years with that of several comparative measures. As you can see, Windsor’s record of establishing large positions in out-of-favor stocks whose value may take time to be realized has produced total returns superior to the average results for competing funds and to the return of the broad stock market. However, the fund has trailed the returns produced by mid- and large-cap value stocks as measured by the Russell 1000 Value Index over the decade.

Total Returns		Ten Years Ended
		October 31, 2004
	Average Annual Return	Final Value of a $10,000 Initial Investment
Windsor Fund

Investor Shares	11.1%	$28,739

Russell 1000 Value Index	12.6	32,646

Average Multi-Cap

Value Fund	10.6	27,330

Dow Jones Wilshire

5000 Index	10.7	27,743

As you might expect given the fund’s distinctive strategy, Vanguard Windsor Fund has rarely moved in lockstep with the market. For example, the fund gained 37.0% in calendar-year 2003, compared with a broad-market return of 31.6%, but returned only 0.8% in 1998, when the market gained 23.4%. Over the past decade, however, the fund has bested the broad market, transforming a hypothetical initial investment of $10,000 into $28,739. The same investment in the Dow Jones Wilshire 5000 Index would have grown to $27,743.

Contributing to the fund’s success have been the talents of its two advisory firms, Wellington Management Company and Sanford C. Bernstein, which use different approaches to manage their portions of the portfolio. This dual-manager structure provides diversification not only in stock selection but also in terms of investment strategy. (The portfolio percentages and dollar amounts managed by each advisor appear in the table on page 3.) Another important factor has been your fund’s low costs, which are a far less significant drag on returns than the expense burdens borne by most competing funds. For more information on Windsor Fund’s costs, see page 14.

FIELD A WELL-BALANCED TEAM

Although the metaphor is a stretch, you may find it helpful to think of your portfolio as a team, with each mutual fund playing a specific role. Vanguard Windsor Fund provides exposure to mid- and large-cap value stocks, and the advisors’ bold approach gives you an opportunity to make sizable investments in what may be markedly undervalued stocks.

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Winning teams often combine their more aggressive players with teammates that provide complementary strengths. The same approach can work in your portfolio, as the risks of an aggressive fund can be offset somewhat by holding diversified funds investing in other parts of the stock market, as well as more defensive bond and money market funds. Such an approach can moderate your losses, while allowing you to participate in the opportunities for gain, giving you a better chance of reaching your long-term financial goals.

Thank you for entrusting your hard-earned money to us.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

NOVEMBER 10, 2004

Your Fund's Performance at a Glance		October 31, 2003-October 31, 2004

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
Windsor Fund
Investor Shares	$15.23	$16.75	$0.195	$0.000
Admiral Shares	51.41	56.56	0.719	0.000

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ADVISOR’S REPORT

We are pleased that the Windsor Fund’s return of 11.3% for Investor Shares (11.5% for Admiral Shares) in the 2004 fiscal year was solidly ahead of the 9.4% gain of the Standard & Poor’s 500 Index, but we are disappointed that the fund lagged the 12.8% return of the average multi-cap value fund. The fund also trailed the 15.5% return of the Russell 1000 Value Index, which includes large- and mid-capitalization value stocks. (Please note that this report focuses on the portion of the fund managed by Wellington Management Company, LLP, representing 69% of the fund’s assets as of fiscal year-end. The industry classification system used by Wellington differs from the classification system used throughout this report. As a result, the classifications used in the advisor letter—industrials, for example—and their weights do not correspond with the classifications used in the fund profile, the statement of net assets, or other sections that refer to industry groups.)

Our positive performance compared with the S&P 500 Index was driven primarily by strong relative results in the health care and industrials sectors and by our decision to avoid consumer staples stocks altogether. The health care sector was one of the weakest within the S&P 500 over the past year. Within the fund, however—despite a meaningful drag from the poor performance of our large Health Net investment—health care was actually the largest contributor to relative performance. This resulted from the takeovers of two large holdings, Aventis and Oxford Health Plans, at premium prices.

Investment Philosophy

The fund reflects a belief that superior long-term investment results can be achieved by emphasizing common stocks that are generally misunderstood, out of favor, or undervalued by fundamental measures such as price/earnings ratio or dividend yield. The fund may concentrate a large portion of assets in those securities or industries the advisors believe offer the best return potential.

In the industrials sector, the fund’s relative outperformance was driven by the 49% appreciation in our large Tyco International holding and by solid contributions from Republic Services, Canadian National, and Eaton. These gains were partially offset by abysmal performance in our three airline stocks (Continental Airlines, Northwest Airlines, and AMR), largely a result of the unrelenting spike in jet fuel prices.

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During the year we held no positions in consumer staples. Because this sector was one of the weakest performers in the S&P 500, staying away from it provided an important benefit to the fund’s comparative performance. Finally, within the consumer discretionary sector, the fund benefited from the strong performances of Michelin and a package of homebuilders; however, those gains were largely offset by a decline in Comcast, which was victimized by entrenched investor skepticism despite solid operating results.

The three industry sectors in which our performance lagged that of the S&P 500 were financials, utilities, and telecommunication services. Within financials, our underperformance was attributable to our large holding in Citigroup, to our overweight position in insurance stocks, and to our stake in Washington Mutual. The utilities and telecommunication services groups were strong contributors to the S&P 500, but we had minimal exposure to them and thus suffered in relative terms. Although the broad market has shown a strong affinity for high-yielding securities like utilities and traditional telephone companies, we continue to find their value proposition unappetizing and have chosen to look elsewhere for true value.

During the past six months we opportunistically built positions in the semiconductor and semiconductor equipment industries as fear of an impending cyclical downturn sent investors heading for the exits. While we’re not smart enough to call an absolute bottom in these incredibly volatile stocks, we are confident that the fund’s holdings were accumulated at attractive prices and that their true worth will ultimately be recognized in the marketplace. In the meantime, however, our performance has suffered somewhat when compared with the performances of value-based indexes.

On July 1, 2004, I assumed portfolio management responsibility for the Wellington Management portion of Vanguard Windsor Fund upon Chuck Freeman’s retirement. This transition has been quite seamless, thanks to the continuity of our investment group. The four most senior investment professionals in our team have 63 years of combined investment experience, including 57 as part of this team, and we have three strong additional members with about 10 years of experience. The tenure of our team should provide a high level of confidence that there will be continuity in our investment philosophy, style, and process.

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Our investment philosophy is predicated on the belief that markets are efficient over the long term but that, in the short and intermediate terms, they tend to exaggerate current trends and overreact to new information. This is even truer today with the explosion of hedge funds, which tend to have very short time horizons. We focus on trying to assess the fair value of a company when viewed in a long-term context, and we seek to take opportunistic advantage of price dislocations that result from the market’s shorter-term focus. In most cases we demand the potential for at least 30% price appreciation to reach our estimate of fair value before we will consider a stock for purchase in the fund. Because we are by nature contrarians, with a longer investment horizon than most others in the market possess, the fund’s investment results can differ meaningfully from those of broad-market or value-style indexes in any given quarter or year; however, we strive to outperform both over the long term.

The value proposition in the fund today is quite solid. Despite expected five-year earnings growth plus a dividend yield for our holdings comparable to the broad-market figures, the companies in the fund sport an 11.8 price/earnings ratio on estimated 2005 earnings, a 23% discount to the 15.3 ratio for the S&P 500 Index. While economic growth has slowed in recent months, partly because of the spike in energy prices and the related drag on consumer spending and corporate profits, we remain optimistic about the economic outlook for the next 12 months, although growth will likely be less robust than it has been over the past year. We are enthusiastic about the value in the fund today, and we look forward to earning your trust and rewarding your patience in the years to come.

While economic growth has slowed in recent months, partly because of the spike in energy prices and the related drag on consumer spending and corporate profits, we remain optimistic about the economic outlook for the next 12 months, although growth will likely be less robust than it has been over the past year. We are enthusiastic about the value in the fund today, and we look forward to earning your trust and rewarding your patience in the years to come.

David R. Fassnacht, PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP

NOVEMBER 16, 2004

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FUND PROFILE

As of 10/31/2004	This Profile provides a snapshot of the fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.

WINDSOR FUND
Portfolio Characteristics

	Fund	Comparative Index*	Broad Index**
Number of Stocks	148	698	5,004
Median Market Cap	$29.4B	$29.9B	$26.2B
Price/Earnings Ratio	15.7x	16.2x	22.0x
Price/Book Ratio	2.2x	2.2x	2.7x
Yield		2.5%	1.6%
Investor Shares	1.3%
Admiral Shares	1.4%
Return on Equity	19.2%	17.8%	15.8%
Earnings Growth Rate	10.2%	8.5%	7.4%
Foreign Holdings	11.4%	0.0%	0.9%
Turnover Rate	28%	—	—
Expense Ratio		—	—
Investor Shares	0.39%
Admiral Shares	0.28%
Short-Term Reserves	1%	—	—

Volatility Measures

	Fund	Comparative Index*	Fund	Broad Index**
R-Squared	0.96	1.00	0.97	1.00
Beta	1.14	1.00	1.13	1.00

Sector Diversification (% of portfolio)

	Fund	Comparative Index*	Broad Index**
Auto & Transportation	5%	3%	3%
Consumer Discretionary	10	9	16
Consumer Staples	2	5	6
Financial Services	28	33	23
Health Care	13	3	12
Integrated Oils	7	9	4
Other Energy	1	3	3
Materials & Processing	5	5	4
Producer Durables	6	4	4
Technology	9	6	14
Utilities	7	13	7
Other	6	7	4

Short-Term Reserves	1%	—	—

   *Russell 1000 Value Index.
**Dow Jones Wilshire 5000 Index.

Ten Largest Holdings (% of total net assets)

Citigroup, Inc.	5.0%
(banking)
Bank of America Corp.	3.5
(banking)
Tyco International Ltd.	3.1
(conglomerate)
Comcast Corp.	2.9
(telecommunications)
Pfizer Inc.	2.8
(pharmaceuticals)
Wyeth	2.6
(pharmaceuticals)
Applied Materials, Inc.	2.4
(electronics)
Fannie Mae	2.2
(financial services)
TJX Cos., Inc.	2.2
(retail)
Alcoa Inc.	2.1
(metals and mining)

Top Ten	28.8%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

     Visit our website at Vanguard.com
for regularly updated fund information.

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GLOSSARY OF INVESTMENT TERMS

Beta.   A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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PERFORMANCE SUMMARY

As of 10/31/2004	All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

WINDSOR FUND

Cumulative Performance October 31, 1994–October 31, 2004

	Average Annual Total Returns
	Periods Ended October 31, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment
Windsor Fund Investor Shares	11.30%	6.68%	11.13%	$28,739
Dow Jones Wilshire 5000 Index	10.00	-0.94	10.74	27,743
Russell 1000 Value Index	15.45	3.49	12.56	32,646
Average Multi-Cap Value Fund*	12.77	4.51	10.58	27,330

	One Year	Since Inception**	Final Value of a $250,000 Investment
Windsor Fund Admiral Shares	11.46%	6.35%	$300,127
Dow Jones Wilshire 5000 Index	10.00	4.14	281,958
Russell 1000 Value Index	15.45	7.13	306,717

Fiscal-Year Total Returns (%) October 31, 1994–October 31, 2004

   *Derived from data provided by Lipper Inc.
**November 12, 2001.
Note: See Financial Highlights tables on pages 22 and 23 for dividend and capital gains information.

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PERFORMANCE SUMMARY (CONTINUED)

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total
Windsor Fund
Investor Shares	10/23/1958	16.35%	7.07%	9.26	1.98	11.24
Admiral Shares	11/12/2001	16.47	5.83*	—	—	—

*Return since inception.

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YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended October 31, 2004

	One Year	Five Years	Ten Years
Windsor Fund Investor Shares
Returns Before Taxes	11.30%	6.68%	11.13%
Returns After Taxes on Distributions	11.10	5.03	8.43
Returns After Taxes on Distributions and Sale of Fund Shares	7.60	4.96	8.24

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ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Six Months Ended October 31, 2004

Windsor Fund	Beginning Account Value 4/30/2004	Ending Account Value 10/31/2004	Expenses Paid During Period*
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,039.51	$1.85
Admiral Shares	1,000.00	1,040.24	1.38
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.33	$1.83
Admiral Shares	1,000.00	1,023.78	1.37

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.36% for Investor Shares and 0.27% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

• Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

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Expense Ratios:
Your fund compared with its peer group

	Investor Shares	Admiral Shares	Average Multi-Cap Value Fund
Windsor Fund	0.39%	0.28%	1.46%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

Note that the expenses shown in the table on page 14 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

15

As of 10/31/2004	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Windsor Fund	Shares	Market Value^ (000)
COMMON STOCKS (95.6%) (1)

Auto & Transportation (4.9%)
Compagnie Generale des
Etablissements Michelin
Class B	5,909,738	$ 320,622
Canadian National Railway Co.	3,115,800	168,409
Norfolk Southern Corp.	2,727,650	92,604
Burlington Northern
Santa Fe Corp.	1,949,000	81,488
CSX Corp.	1,619,900	59,126
Magna International, Inc.
Class A	738,700	53,888
*(2) Continental Airlines, Inc.
Class B	5,242,500	48,650
*(2) Northwest Airlines Corp.
Class A	5,404,658	47,831
*AMR Corp.	5,076,600	39,191
BorgWarner, Inc.	468,800	21,743
Lear Corp.	362,500	19,546

		953,098

Consumer Discretionary (9.5%)
TJX Cos., Inc.	17,470,200	418,935
*Time Warner, Inc.	23,334,400	388,284
(2) Ross Stores, Inc.	10,916,800	286,784
Gannett Co., Inc.	1,909,200	158,368
Republic Services, Inc.
Class A	4,422,800	136,222
Staples, Inc.	3,163,732	94,089
VF Corp.	1,240,100	66,754
Federated Department
Stores, Inc.	1,100,300	55,510
*Office Depot, Inc.	3,305,000	53,508
Jones Apparel Group, Inc.	1,485,000	52,420
Liz Claiborne, Inc.	1,077,000	44,028
*Interpublic Group of Cos., Inc.	3,100,000	38,006
Target Corp.	420,100	21,013
Whirlpool Corp.	313,100	18,395

		1,832,316

16

	Shares	Market Value^ (000)
Consumer Staples (2.2%)
Altria Group, Inc.	2,989,800	$ 144,886
*The Kroger Co.	3,591,350	54,265
PepsiCo, Inc.	1,090,000	54,042
*Safeway, Inc.	2,891,600	52,743
The Procter & Gamble Co.	994,000	50,873
Unilever NV ADR	795,000	46,341
SuperValu Inc.	942,100	27,782

		430,932

Financial Services (27.1%)
Banks—New York City (0.7%)
J. P. Morgan Chase & Co.	3,325,800	128,376

Banks—Outside New York City (6.6%)
Bank of America Corp.	15,103,846	676,501
UnionBanCal Corp.	3,275,600	198,993
Wachovia Corp.	2,531,300	124,565
U.S. Bancorp	3,190,121	91,269
National City Corp.	2,185,700	85,177
SunTrust Banks, Inc.	980,000	68,972
Wells Fargo & Co.	510,000	30,457

Diversified Financial Services (7.3%)
Citigroup, Inc.	21,690,246	962,396
CIT Group Inc.	5,345,900	215,974
Metropolitan Life Insurance Co.	1,773,100	67,998
Morgan Stanley	1,186,700	60,629
The Goldman Sachs Group, Inc.	425,000	41,812
Merrill Lynch & Co., Inc.	490,000	26,431
Promise Co. Ltd.	365,950	23,227

Finance Companies (0.3%)
Capital One Financial Corp.	712,500	52,554

Financial—Miscellaneous (3.2%)
Fannie Mae	6,046,900	424,190
Freddie Mac	2,737,800	182,337
MBNA Corp.	681,400	17,464

Insurance—Life (0.2%)
Manulife Financial Corp.	859,300	40,018

Insurance—Multiline (2.8%)
The Hartford Financial
Services Group Inc.	5,476,800	320,283
Allstate Corp.	1,413,100	67,956
Torchmark Corp.	1,182,800	63,895
St. Paul Travelers Cos., Inc.	1,836,917	62,382
American International
Group, Inc.	365,200	22,171
Insurance—Property-Casualty (3.9%)
(2) RenaissanceRe Holdings Ltd.	4,246,555	198,824
ACE Ltd.	4,794,700	182,486
(2) IPC Holdings Ltd.	2,739,200	110,828
PartnerRe Ltd.	1,897,900	110,363
XL Capital Ltd. Class A	980,000	71,050
The Chubb Corp.	907,500	65,458
The PMI Group Inc.	618,200	23,999

Real Estatement Investment Trust (0.2%)
Liberty Property Trust REIT	934,300	37,886

Savings & Loan (1.5%)
Golden West Financial Corp.	1,661,000	194,204
Washington Mutual, Inc.	2,367,169	91,633
*Dime Bancorp Inc.-Litigation
Tracking Warrants	7,457,300	895

Securities Brokers & Services (0.4%)
Lehman Brothers Holdings, Inc.	912,900	74,995

		5,218,648

Health Care (12.7%)
Pfizer Inc.	18,948,585	548,562
Wyeth	12,888,500	511,029
*Anthem, Inc.	3,640,600	292,704
Sanofi-Synthelabo SA ADR	7,934,200	289,598
* (2) Health Net Inc.	9,190,960	222,973
GlaxoSmithKline PLC ADR	4,601,300	195,095
Abbott Laboratories	2,576,400	109,832
Aetna Inc.	826,500	78,518
HCA Inc.	2,020,800	74,224
*Medco Health Solutions, Inc.	1,790,000	60,699
Merck & Co., Inc.	1,140,000	35,693
UnitedHealth Group Inc.	429,400	31,089

		2,450,016

Integrated Oils (7.2%)
Petrol Brasil ADR	8,449,700	300,049
ExxonMobil Corp.	4,869,008	239,653
Petro Canada	2,950,600	160,778
ConocoPhillips Co.	1,881,899	158,663
ChevronTexaco Corp.	2,833,478	150,344
Petrol Brasil Series A ADR	3,343,400	108,995
Royal Dutch
Petroleum Co. ADR	1,693,600	91,861
Occidental Petroleum Corp.	1,588,200	88,669
BP PLC ADR	1,050,000	61,163
Total SA ADR	321,300	33,505

		1,393,680

Other Energy (1.0%)
EnCana Corp.	1,990,411	98,326
GlobalSantaFe Corp.	3,108,600	91,704

		190,030

17

Windsor Fund	Shares	Market Value^ (000)
Materials & Processing (5.1%)
Alcoa Inc.	12,633,568	$ 410,591
(2) Engelhard Corp.	8,925,400	252,589
Smurfit-Stone Container Corp.	7,242,463	125,729
MeadWestvaco Corp.	1,835,400	57,870
Akzo Nobel NV	1,430,424	53,659
Praxair, Inc.	986,300	41,622
International Paper Co.	680,000	26,187
*The Mosaic Co.	733,100	11,026
Sappi Ltd. ADR	637,600	9,239
Aracruz Celulose SA ADR	51,000	1,718

		990,230

Producer Durables (5.6%)
*Applied Materials, Inc.	28,501,000	458,866
KB HOME	2,151,900	176,994
*LAM Research Corp.	4,765,100	124,036
*Teradyne, Inc.	5,057,100	83,746
Cooper Industries, Inc. Class A	936,000	59,810
Parker Hannifin Corp.	600,600	42,420
*Toll Brothers, Inc.	892,332	41,360
The Boeing Co.	795,000	39,671
MDC Holdings, Inc.	288,583	22,149
*Varian Semiconductor
Equipment Associates, Inc.	585,400	20,261
*Axcelis Technologies, Inc.	1,726,000	14,844

		1,084,157

Technology (8.0%)
Microsoft Corp.	12,002,000	335,936
* (2) Arrow Electronics, Inc.	10,316,700	247,188
International Business
Machines Corp.	2,603,100	233,628
* (2) Freescale Semiconductor Inc.	10,000,000	155,400
*Flextronics International Ltd.	9,697,900	116,860
Hewlett-Packard Co.	5,661,300	105,640
*Avnet, Inc.	4,481,600	76,008
*Solectron Corp.	10,387,300	54,222
*Ingram Micro, Inc. Class A	2,670,500	46,066
*Vishay Intertechnology, Inc.	3,215,321	41,574
*Sanmina-SCI Corp.	5,012,400	40,099
*Tellabs, Inc.	3,970,900	31,767
*Nortel Networks Corp.	8,159,500	27,661
*Unisys Corp.	2,398,200	25,469
*BearingPoint, Inc.	670,100	5,830

		1,543,348

Utilities (6.7%)
*Comcast Corp. Special Class A	19,442,200	564,601
*Nextel Communications, Inc.	8,997,200	238,336
*Comcast Corp. Class A	2,415,683	71,263
Entergy Corp.	1,009,600	65,987
American Electric
Power Co., Inc.	1,905,300	62,742
Sprint Corp.	2,935,550	61,500
Constellation Energy
Group, Inc.	1,506,425	61,191
FirstEnergy Corp.	1,195,100	49,393
Verizon Communications Inc.	1,245,442	48,697
SBC Communications Inc.	1,146,900	28,971
Sempra Energy	801,700	26,889
Northeast Utilities	1,206,900	23,329
*McLeod USA Inc.	1,712,708	565

		1,303,464

Other (5.6%)
Tyco International Ltd.	19,073,300	594,133
General Electric Co.	7,000,000	238,840
Eaton Corp.	2,689,600	172,000
Textron, Inc.	1,142,000	77,827

		1,082,800

TOTAL COMMON STOCKS
(Cost $14,979,121)		18,472,719

TEMPORARY INVESTMENTS (5.5%) (1)

Exchange-Traded Funds (1.5%)
Vanguard Index Participation
Equity Receipts
Total Stock Market	2,041,900	223,996
Value	1,259,100	64,088

		288,084

Money Market Fund (2.9%)
Vanguard Market
Liquidity Fund, 1.77%**	333,072	333,072
Vanguard Market Liquidity
Fund, 1.77%**—Note G	232,053	232,053

		565,125

	Face Amount
	(000)
Repurchase Agreement (1.0%)
Bank of America Securities	$185,700	185,700
1.86%, 11/1/2004
(Dated 10/29/2004,
Repurchase Value $185,729,000
collateralized by Federal National
Mortgage Assn
5.0%, 4/1/2034)
U.S. Government Obligation (0.1%)
U.S. Treasury Bill	25,000	24,887
(3) 1.73%, 1/27/2005

TOTAL TEMPORARY INVESTMENTS
(Cost $1,002,648)		1,063,796

TOTAL INVESTMENTS (101.1%)
(Cost $15,981,769)		19,536,515

18

Market Value^ (000)
OTHER ASSETS AND
LIABILITIES—NET (-1.1%)	$ (211,912)

NET ASSETS (100%)	$19,324,603

^See Note A in Notes to Financial Statements.
 *Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is 7-day yield.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-
  traded funds. After giving effect to these investments,the fund’s effective common stock and temporary cash investment positions represent 98.6% and 2.5%, respectively, of net assets.
(2)Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $1,571,067,000. See Note I in Notes to Financial
  Statements.
(3)Security segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

STATEMENT OF ASSETS AND LIABILITIES
Assets
Investment in Securities, at Value	$19,536,515
Receivables for Investment Securities Sold	99,888
Receivables for Capital Shares Issued	9,681
Other Assets—Note C	36,135

Total Assets	19,682,219

Liabilities
Security Lending Collateral
Payable to Brokers—Note G	232,053
Payables for Investment Securities Purchased	85,026
Other Liabilities	40,537

Total Liabilities	357,616

NET ASSETS (100%)	$19,324,603

Amount (000)
AT OCTOBER 31, 2004, NET ASSETS CONSISTED OF:
Paid-in Capital	$15,600,515
Undistributed Net Investment Income	69,770
Accumulated Net Realized Gains	95,209
Unrealized Appreciation
Investment Securities	3,554,746
Futures Contracts	4,363

NET ASSETS	$19,324,603

Investor Shares—Net Assets
Applicable to 902,996,951 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$15,129,504

NET ASSET VALUE PER SHARE—
INVESTOR SHARES	$16.75

Admiral Shares—Net Assets
Applicable to 74,172,895 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$4,195,099

NET ASSET VALUE PER SHARE—
ADMIRAL SHARES	$56.56

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

19

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Windsor Fund Year Ended October 31, 2004 (000)
INVESTMENT INCOME
Income
Dividends*	$307,032
Interest	8,899
Security Lending	1,304

Total Income	317,235

Expenses
Investment Advisory Fees—Note B
Basic Fee	23,127
Performance Adjustment	8,396
The Vanguard Group—Note C
Management and Administrative
Investor Shares	30,424
Admiral Shares	3,831
Marketing and Distribution
Investor Shares	1,639
Admiral Shares	485
Custodian Fees	265
Auditing Fees	17
Shareholders' Reports
Investor Shares	273
Admiral Shares	3

Trustees' Fees and Expenses	19
Total Expenses	68,479

Expenses Paid Indirectly—Note D	(2,645)

Net Expenses	65,834

NET INVESTMENT INCOME	251,401

REALIZED NET GAIN (LOSS)
Investment Securities Sold*	1,190,124
Futures Contracts	32,976

REALIZED NET GAIN (LOSS)	1,223,100

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	481,705
Futures Contracts	(5,904)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	475,801

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,950,302

*Dividend income and realized net gain (loss) from affiliated companies of the fund were $15,515,000 and $368,153,000, respectively. See Note I in Notes to Financial Statements.

20

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Windsor Fund
	Year Ended October 31,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 251,401	$ 184,203
Realized Net Gain (Loss)	1,223,100	(1,360)
Change in Unrealized Appreciation (Depreciation)	475,801	3,749,017

Net Increase (Decrease) in Net Assets Resulting from Operations	1,950,302	3,931,860

Distributions
Net Investment Income
Investor Shares	(175,846)	(154,229)
Admiral Shares	(51,410)	(34,937)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—

Total Distributions	(227,256)	(189,166)

Capital Share Transactions—Note H
Investor Shares	24,026	(344,508)
Admiral Shares	523,427	430,332

Net Increase (Decrease) from Capital Share Transactions	547,453	85,824

Total Increase (Decrease)	2,270,499	3,828,518

Net Assets
Beginning of Period	17,054,104	13,225,586

End of Period	$19,324,603	$17,054,104

21

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each share class. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Windsor Fund Investor Shares

	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$15.23	$11.81	$14.27	$16.44	$16.91
Investment Operations
Net Investment Income	.214	.17	.164	.22	.28
Net Realized and Unrealized Gain (Loss) on Investments	1.501	3.42	(2.143)	(.29)	1.44

Total from Investment Operations	1.715	3.59	(1.979)	(.07)	1.72

Distributions
Dividends from Net Investment Income	(.195)	(.17)	(.169)	(.25)	(.29)
Distributions from Realized Capital Gains	—	—	(.312)	(1.85)	(1.90)

Total Distributions	(.195)	(.17)	(.481)	(2.10)	(2.19)

Net Asset Value, End of Period	$16.75	$15.23	$11.81	$14.27	$16.44

Total Return	11.30%	30.66%	-14.55%	-0.37%	11.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,130	$13,733	$11,012	$15,761	$15,935
Ratio of Total Expenses to Average Net Assets*	0.39%	0.48%	0.45%	0.41%	0.31%
Ratio of Net Investment Income to Average Net Assets	1.32%	1.27%	1.16%	1.37%	1.75%
Portfolio Turnover Rate	28%	23%	30%	33%	41%

*Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.08%, 0.08%, 0.03%, and (0.08%).

22

Windsor Fund Admiral Shares

	Year Ended October 31,		Nov.12, 2001* to Oct. 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002
Net Asset Value, Beginning of Period	$51.41	$39.88	$50.00
Investment Operations
Net Investment Income	.787	.605	.556
Net Realized and Unrealized Gain (Loss) on Investments	5.082	11.537	(9.030)

Total from Investment Operations	5.869	12.142	(8.474)

Distributions
Dividends from Net Investment Income	(.719)	(.612)	(.592)
Distributions from Realized Capital Gains	—	—	(1.054)

Total Distributions	(.719)	(.612)	(1.646)

Net Asset Value, End of Period	$56.56	$51.41	$39.88

Total Return	11.46%	30.72%	-17.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,195	$3,321	$2.214
Ratio of Total Expenses to Average Net Assets**	0.28%	0.37%	0.40%†
Ratio of Net Investment Income to Average Net Assets	1.43%	1.36%	1.22%†
Portfolio Turnover Rate	28%	23%	30%

  *Inception.
**Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.08%, and 0.08%.
  †Annualized

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

23

NOTES TO FINANCIAL STATEMENTS

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Futures Contracts: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.	Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.	Security Lending: The fund may lend its securities to qualified institutional borrowers, to earn additional income. Security loans are required to be secured at all times by collateral at least equal

24

to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.	Other: Dividend income is recorded on the ex-dividend dates. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.    Wellington Management Company, LLP, and Sanford C. Bernstein & Co., LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for Wellington Management Company, LLP, the S&P 500 Index; and for Sanford C. Bernstein & Co., LLC, the Russell 1000 Value Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2004, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets before an increase of $8,396,000 (0.04%) based on performance.

C.    The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2004, the fund had contributed capital of $2,690,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.70% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.    The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2004, these arrangements reduced the fund’s management and administrative expenses by $2,642,000 and custodian fees by $3,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E.    Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $1,189,000 from accumulated net realized gains to paid-in capital.

The fund used a capital loss carryforward of $1,115,022,000 to offset taxable capital gains realized during the year ended October 31, 2004, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at October 31, 2004, the fund had $92,021,000 of ordinary income and $100,986,000 of long-term capital gains available for distribution.

At October 31, 2004, net unrealized appreciation of investment securities for tax purposes was $3,554,746,000, consisting of unrealized gains of $4,226,357,000 on securities that had risen in value since their purchase and $671,611,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2004, the aggregate settlement value of open futures contracts expiring in December 2004 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	510	$144,113	$1,672
S&P MidCap 400 Index	469	141,357	2,696
E-mini S&P 500 Index	150	8,477	(5)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended October 31, 2004, the fund purchased $6,001,846,000 of investment securities and sold $5,071,380,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at October 31, 2004, was $214,128,000, for which the fund held cash collateral of $232,053,000.

H. Capital share transactions for each class of shares were:

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Windsor Fund:

In our opinion, the accompanying statements of net assets, of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor Fund (the “Fund”) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia,Pennsylvania

December 8, 2004

SPECIAL 2004 TAX INFORMATION

(UNAUDITED)FOR VANGUARD WINDSOR FUND

This information for the fiscal year ended October 31, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,189,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $227,256,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 93.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

28

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

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RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our Planning & Advice and Research Funds & Stocks sections to:

• Determine what asset allocation might best suit your needs—by taking our Investor Questionnaire.

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• Learn how to achieve your goals—by reading our PlainTalk® investment guides.

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• Look up fund price, performance history, and distribution information—in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

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Find out what Vanguard.com can do for you. Log on today!

29

INVEST WITH VANGUARD FOR YOUR RETIREMENT

Vanguard offers low-cost, high-quality solutions that combine a variety of investment choices to help you achieve your retirement goals.

A Vanguard traditional IRA enables you to make deductible or nondeductible contributions that can grow tax-deferred until you take distributions in retirement, while a Vanguard Roth IRA allows you to make nondeductible contributions with tax-free withdrawals when you take qualified distributions.

With either type of Vanguard IRA®, your investment options include:

•	Vanguard mutual funds
Select from our comprehensive lineup of more than 70 low-cost mutual funds suitable for retirement investing—all with no sales commissions—to help you reach your retirement goals. We offer a broad selection of stock, bond, balanced, and money market funds.

•	Vanguard® Target Retirement Funds
Choose a single, all-in-one portfolio that is professionally managed and well diversified. It automatically shifts from a more aggressive to a more conservative asset allocation as your target retirement date approaches, so you can leave the time-consuming details of portfolio management to Vanguard.

•	Other investment options
Consolidate and build your portfolio in a single account that provides access to the universe of stocks, bonds, options, certificates of deposit (CDs), exchange-traded funds (ETFs), and non-Vanguard mutual funds through Vanguard Brokerage Services®.

ROLLOVER OPTIONS

When you change jobs or retire, you can take greater control of your investments by rolling over your assets in an employer-sponsored retirement plan to a Vanguard IRA. To initiate a rollover, visit Vanguard.com, where you can complete our easy online application. You can also print out the application and mail it to us—or call a Vanguard retirement specialist at 1-800-205-6189.

MAXIMIZE YOUR RETIREMENT INVESTMENTS

Are you taking full advantage of your IRA? You should be. With increased contribution limits, these tax-advantaged accounts are powerful options for retirement savers. To take full advantage of your retirement account, consider these simple, but important, steps:

•	Contribute the maximum amount each year.
If you invest as much in your IRA as the law allows—$3,000 for 2004 and $4,000 for 2005 if you are under the age of 50, and $3,500 and $4,500, respectively, if you are aged 50 or older—you will increase your chances of meeting your retirement goals. Provided you meet the eligibility requirements, max out your contribution every year you can.

•	Make automatic contributions.
You can make regular contributions to your IRA by taking advantage of Vanguard’s Automatic Investment Plan, which deducts your contributions from your bank account on a schedule you select—making retirement investing a healthy habit.

•	Keep your savings on course.
Unless you’ve invested in a Vanguard® Target Retirement Fund, you should rebalance your account periodically to ensure that your target asset allocations are aligned to meet your retirement objectives.

•	Protect those you care about.
You determine who will receive your retirement assets after your death, so it’s important to keep your beneficiary designations up to date. They will generally override any other instructions—even those in your will.

•	Adopt a long-term approach.
A successful investment strategy requires a long-term perspective and staying on course—even when the financial markets are declining. Market-timing and performance-chasing are losing strategies that can cause you to stray from the path to your retirement goals.

If you have any questions about IRAs or would like to talk to a Vanguard retirement specialist, call 1-800-205-6189.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group,Vanguard.com, Vanguard IRA, Vanguard Brokerage Services, Admiral, PlainTalk , Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.	World Wide Web www.vanguard.com

All other marks are the exclusive property of their respective owners.	Fund Information 1-800-662-7447

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.	Direct Investor Account Services 1-800-662-2739

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.	Institutional Investor Services 1-800-523-1036

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.	Text Telephone 1-800-952-3335

© 2004 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

Q220 122004

Vanguard® Windsor™ II Fund

October 31, 2004

YOUR FUND REPORT

CONTENTS

  1 LETTER FROM THE CHAIRMAN
  6 ADVISOR'S REPORT
  8 FUND PROFILE
  9 GLOSSARY OF INVESTMENT TERMS
10 PERFORMANCE SUMMARY
12 YOUR FUND'S AFTER-TAX RETURNS
13 ABOUT YOUR FUND'S EXPENSES
15 FINANCIAL STATEMENTS
30 ADVANTAGES OF VANGUARD.COM

SUMMARY

• The Investor Shares of Vanguard Windsor II Fund earned 18.1% during the fund’s 2004 fiscal year, outpacing all comparative measures.
• The fund made gains across all sectors, but got its biggest boost from integrated oil stocks.
• The broad market rally slowed partway through the period, but value stocks continued to make strong headway.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.
• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
• Communicate candidly not only about the rewards of investing but also about the risks and costs.
• Maintain highly effective controls to safeguard your assets and protect your confidential information.
• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

The powerful broad-market rally that started early in 2003 slowed midway through your fund’s 2004 fiscal year, but value stocks—those considered “cheap” relative to company earnings, book value, and other measures—kept much of their momentum. The Investor Shares of Vanguard Windsor II Fund returned 18.1%, outpacing comparative measures and the broad market by substantial margins.

With oil prices hitting record highs, integrated oil companies contributed the most to your fund’s performance for the 12 months ended October 31. As the prices of its stocks rose, the fund’s dividend yield fell during the period from 2.24% to 2.09% for Investor Shares (and from 2.37% to 2.19% for Admiral Shares), still well above the yield of the broad stock market.

2004 Total Returns	Fiscal Year Ended October 31

Vanguard Windsor II Fund
Investor Shares	18.1%
Admiral Shares	18.3
Russell 1000 Value Index	15.5
Average Large-Cap Value Fund*	11.6
Dow Jones Wilshire 5000 Index	10.0

*Derived from data provided by Lipper Inc.

The adjacent table compares the fund's total return (capital change plus reinvested distributions) for the 2004 fiscal year with those of the Russell 1000 Value Index, the average competing mutual fund, and the broad U.S. equity market, as measured by the Dow Jones Wilshire 5000 Composite Index. The table on page 5 shows the change in the fund's share price during the period along with its per-share distributions. For those who hold the fund in a taxable account, the table on page 12 displays after-tax returns.

STOCKS LOCKED IN THEIR EARLY GAINS

For the broad stock market, the gains recorded early in the fiscal year held at the end, despite sharp market swings in the latter half of the period. The Dow Jones Wilshire 5000 Index returned 10.0% for the 12 months. Investors digested the good and the bad as solid corporate earnings growth and positive economic reports competed for attention with ever-rising prices for crude oil and pronounced geopolitical uncertainties.

Admiral(TM)Shares A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Smaller-capitalization stocks provided higher returns for the fiscal year than did large-caps. Across the market-cap spectrum, value-oriented stocks earned far better returns than growth-oriented issues (typically "pricier" stocks that are expected to produce above-average earnings growth). Value investors in general benefited handsomely from gains among companies producing and selling oil and raw materials.

Market Barometer		Average Annual Total Returns Periods Ended October 31, 2004
	One Year	Three Years	Five Years

Stocks
Russell 1000 Index (Large-caps)	9.3%	4.5%	-1.6%
Russell 2000 Index (Small-caps)	11.7	12.3	7.7
Dow Jones Wilshire 5000 Index	10.0	5.8	-0.9
(Entire market)
MSCI All Country World Index
ex USA (International)	19.7	11.6	0.4

Bonds
Lehman Aggregate Bond Index	5.5%	5.4%	7.6%
(Broad taxable market)
Lehman Municipal Bond Index	6.0	5.7	7.2
Citigroup 3-Month Treasury Bill Index	1.1	1.4	2.9

CPI
Consumer Price Index	3.2%	2.4%	2.6%

Returns from most international markets were enhanced for U.S.-based investors by the continued weakness of the greenback relative to major currencies.

THE BOND MARKET WAS SWAYED BY ECONOMIC UNCERTAINTIES

Yields of bonds fell during the first half of the period, boosting bond prices and returns. In April, however, yields began to climb on reports of higher-than-expected inflation and strong job growth. Yields tailed off again in August and September, as reports suggested the economic recovery had lost some steam. The yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, started the fiscal year at 4.29%, dropped to a low of 3.69% in March, climbed to 4.65% by the end of May, and finished the period at 4.02%.

Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, recorded another strong year, returning 5.5% for the 12 months, slightly ahead of their three-year average. Below-investment-grade bonds were the best performers, however, benefiting from improved corporate fundamentals and investors’ appetite for higher yields.

The yield of the 3-month Treasury bill (a proxy for money market rates) rose 0.94 percentage point over the fiscal year in response to the Federal Reserve Board’s three separate actions—in June, August, and September—to raise its target for the federal funds rate. The Treasury bill, which yielded 0.95% at the start of the fiscal year, yielded 1.89% as of October 31.

SURGING OIL PRICES BOOSTED THE FUND’S PERFORMANCE

It was another stellar year for the Windsor II Fund, with gains across all industry sectors—indeed, the fund posted double-digit returns in 9 of the 12 sectors. The largest advance—nearly 90%—came in the “other energy” sector, an eclectic group of oil and gas explorers and firms that provide equipment and services to energy companies. However, this sector made up a very small portion of Windsor II’s assets. Other sectors did much more for the fund’s bottom line, particularly integrated oil companies, which collectively earned more than 50% and contributed about 5 percentage points to the total return.

Fund Assets Managed	October 31, 2004
	$ Million	Percentage

Barrow, Hanley, Mewhinney
& Strauss, Inc.	$17,951	58%
Equinox Capital
Management, LLC	3,874	12
Tukman Capital
Management, Inc.	3,601	12
Vanguard Quantitative
Equity Group	2,894	9
Hotchkis and Wiley Capital
Management, LLC	1,496	5

Cash Investments*	1,265	4

Total	$31,081	100%

*These short-term reserves are invested by The Vanguard Group in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

The fund also excelled in relative terms, outpacing the broad market by more than 8 percentage points of return, the average peer fund by almost 7 percentage points, and the benchmark index by nearly 3 percentage points. The investment advisors’ stock selections in most sectors outpaced the same groups in the Russell 1000 Value Index. (The table on this page shows the percentage of assets managed by each of the five advisors at the fiscal year-end.) Again, integrated oils played the largest role. Compared with the benchmark index, the fund had heavier weightings in oil companies that did particularly well—Occidental Petroleum, ConocoPhillips, ChevronTexaco, and BP—and lighter weightings (or none at all) in the oil compa-nies that did poorly. However, we should add that “poorly” is a rela-tive term in the context of a period when oil prices broke $55 a barrel.

Total Returns		Ten Years Ended October 31, 2004
	Average Annual Return	Final Value of a $10,000 Initial Investment

Windsor II Fund
Investor Shares	12.3%	$31,848
Russell 1000
Value Index	12.6	32,646
Average Large-Cap
Value Fund	10.7	27,628
Dow Jones Wilshire
5000 Index	10.7	27,743

The lowest return by an individual security in this sector over the 12 months for both the fund and the index was 33%.

SOLID LONG-TERM PERFORMANCE BOOSTED BY LOW COSTS

Your fund has also been very competitive over the long term. In the past decade, Windsor II has outdistanced both the average return of its competitors and the result for the broad market, though it has slightly lagged the benchmark index. The table above shows annualized returns over ten years for the fund and its comparative measures, as well as the final results of hypothetical $10,000 investments made in each at the start of the decade. Such an investment in Windsor II would have earned $4,220 more than the same investment in the average large-cap value fund.

Credit goes to the stock-selection skills of the fund’s investment advisors and also to the fund’s low costs, which have given the advisors a leg up against competitors over the years. Windsor II’s expense ratios (operating costs as a percentage of average net assets) historically have been a fraction of the average costs for peers. (See page 14 for a comparison.) Such incremental differences, compounded over time, can have a dramatic impact on your final results.

KEEPING VOLATILITY IN CHECK TO REACH YOUR GOALS

In sports, the competitor who makes fewer costly mistakes usually wins the game. And that truth applies to investing, as well. After all, if you lose 50% of an investment, you have to gain 100% just to break even. Which is why, for nearly three decades, we at Vanguard have advocated diversification to our clients.

A portfolio that’s diversified across and within asset classes—stocks, bonds, and short-term investments—will never be at the front of the pack, but it will never be a laggard either. In the end, such diversifica-tion, combined with low costs, helps to ensure you’ll be ahead of the majority and more likely to reach your financial objectives. As part of such an investment plan, the Windsor II Fund can play a vital role.

Thank you for entrusting your hard-earned money to us.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

NOVEMBER 10, 2004

Your Fund's Performance at a Glance			October 31, 2003-October 31, 2004
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Windsor II Fund
Investor Shares	$24.61	$28.49	$0.550	$0.000
Admiral Shares	43.69	50.59	1.028	0.000

ADVISOR’S REPORT

The Investor Shares of Vanguard Windsor II Fund returned 18.1% for the 12 months ended October 31, 2004, compared with returns of 15.5% for the Russell 1000 Value Index and 11.6% for the average large-cap value fund.

This report focuses on the portion of the fund managed by Barrow, Hanley, Mewhinney & Strauss, representing 58% of the fund’s assets at the fiscal year-end. Four additional advisors oversee the remaining assets.

THE INVESTMENT ENVIRONMENT

Fiscal 2004 surely was a year that had many potentially troubling moments. There was the conflict in Iraq, which was not going well. The courts were busy with trials of corporate officials accused of malfeasance. The press was focused on the timing of mutual fund transactions and insurance price-fixing. Congress tried to pass legislation to improve corporate governance. The Securities and Exchange Commission had its enforcement division on full alert. The accounting auditors were looking for and finding gimmickry. Large oil companies were restating reserves downward. The prices of many industrial raw materials increased significantly, and the value of the U.S. dollar declined as much as 20%, depending on the currency.

Investment Philosophy

The fund reflects a belief that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks with below-average price/earnings ratios, above-average dividend yields, and the prospect of above-average total returns.

And yet, earnings were robust, credit conditions were relaxed, interest rates declined, consumer confidence improved, and the equity market was nicely positive across most sectors irrespective of size. Our fund had a respectable return versus the benchmarks.

OUR SUCCESSES

Our successes primarily centered on good selections in energy, such as Occidental Petroleum, ConocoPhillips, and ChevronTexaco, along with being overweighted in this sector relative to the market.

OUR SHORTFALLS

Our shortfalls for the year included Citigroup and Washington Mutual, both of which have earnings and image issues. Our holdings in the health care sector were also a drag on performance.

OUR PORTFOLIO POSITIONING

As usual, we continue to focus on securities with low price/earnings (P/E) ratios and rather high dividend yields. We feel this positioning will not only allow us to participate in any upward movement of stocks, but also provide us with downside protection.

During the past six months, we added MBNA—a leading credit card issuer and a company with a superior business model (part of which is “affinity,” or targeted, marketing), excellent underwriting, and an experienced and focused management team—which was selling close to a ten-year low. We believe that several short-term issues that have been slowing MBNA’s growth and compressing profit margins will begin to alleviate in 2005, and there are significant opportunities in MBNA’s partnership with American Express.

We sold Crompton because this cyclical chemical company has had a difficult time earning money in the very competitive world market. We also eliminated National City from our portion of the portfolio, even though it had a low P/E multiple and a high dividend yield. Its earnings are declining because of exposure to the mortgage industry. Replacement of the lost earnings will be difficult, as any rise in interest rates will cause lending spreads to narrow.

James P. Barrow, PORTFOLIO MANAGER
BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

NOVEMBER 15, 2004

As of 10/31/2004

FUND PROFILE

This Profile provides a snapshot of the fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.

WINDSOR II FUND

Portfolio Characteristics
	Fund	Comparative Index*	Broad Index**

Number of Stocks	282	698	5,004
Median Market Cap	$33.8B	$29.9B	$26.2B
Price/Earnings Ratio	16.5x	16.2x	22.0x
Price/Book Ratio	2.3x	2.2x	2.7x
Yield	2.5%	1.6%
Investor Shares	2.1%
Admiral Shares	2.2%
Return on Equity	20.1%	17.8%	15.8%
Earnings Growth Rate	6.2%	8.5%	7.4%
Foreign Holdings	7.0%	0.0%	0.9%
Turnover Rate	22%	--	--
Expense Ratio	--	--
Investor Shares	0.37%
Admiral Shares	0.26%
Short-Term Reserves	2%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.94	1.00	0.87	1.00
Beta	0.93	1.00	0.89	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**

Auto & Transportation	1%	3%	3%
Consumer Discretionary	12	9	16
Consumer Staples	9	5	6
Financial Services	29	33	23
Health Care	8	3	12
Integrated Oils	11	9	4
Other Energy	1	3	3
Materials & Processing	4	5	4
Producer Durables	6	4	4
Technology	3	6	14
Utilities	9	13	7
Other	5	7	4

Short-Term Reserves	2%	--	--

*Russell 1000 Value Index.**Dow
Jones Wilshire 5000 Index.

Ten Largest Holdings (% of total net assets)

Wells Fargo & Co.	3.0%
(banking)
Occidental Petroleum Corp.	2.9
(oil)
ConocoPhillips Co.	2.7
(oil)
Bank of America Corp.	2.6
(banking)
Citigroup, Inc.	2.5
(banking)
Tyco International Ltd.	2.4
(conglomerate)
J.P. Morgan Chase & Co.	2.4
(banking)
ChevronTexaco Corp.	2.3
(oil)
Cendant Corp.	2.3
(commercial services)
BP PLC ADR	2.2
(oil)

Top Ten	25.3%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

Visit our website at Vanguard.com
or regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Beta .     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared.      A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield.      A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

As of 10/31/2004

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

WINDSOR II FUND

Cumulative Performance October 31, 1994–October 31, 2004

	Average Annual Total Returns Periods Ended October 31, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

Windsor II Fund Investor Shares	18.15%	4.93%	12.28%	$31,848
Dow Jones Wilshire 5000 Index	10.00	-0.94	10.74	27,743
Russell 1000 Value Index	15.45	3.49	12.56	32,646
Average Large-Cap Value Fund*	11.58	1.40	10.70	27,628

	One Year	Since Inception**	Final Value of a $250,000 Investment

Windsor II Fund Admiral Shares	18.30%	2.76%	$274,769
Dow Jones Wilshire 5000 Index	10.00	0.42	253,694
Russell 1000 Value Index	15.45	3.28	279,589

Fiscal-Year Total Returns (%) October 31, 1994–October 31, 2004

*Derived from data provided by Lipper Inc.
**May 14, 2001.
Note: See Financial Highlights tables on pages 23 and 24 for dividend and capital gains information.

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

Windsor II Fund
Investor Shares	6/24/1985	22.32%	5.18%	9.74%	2.65%	12.39%
Admiral Shares	5/14/2001	22.45	2.51*	--	--	--

*Return since inception

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and (2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes. Finally, keep in mind that a fund's performance--whether before or after taxes--does not guarantee future results.

Average Annual Total Returns	Periods Ended October 31, 2004
	One Year	Five Years	Ten Years

Windsor II Fund Investor Shares
Returns Before Taxes	18.15%	4.93%	12.28%
Returns After Taxes on Distributions	17.79	3.54	10.19
Returns After Taxes on Distributions and Sale of Fund Shares	12.23	3.52	9.71

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Six Months Ended October 31, 2004
Windsor II Fund	Beginning Account Value 4/30/2004	Ending Account Value 10/31/2004	Expenses Paid During Period*

Based on Actual Fund Return
Investor Shares	$1,000.00	$1,051.37	$1.80
Admiral Shares	1,000.00	1,051.77	1.29
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.38	$1.78
Admiral Shares	1,000.00	1,023.88	1.27

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.25% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Expense Ratios: Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Large-Cap Value Fund

Windsor II Fund	0.37%	0.26%	1.42%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

Note that the expenses shown in the table on page 13 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

As of 10/31/2004

FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Windsor II Fund	Shares	Market Value^ (000)
COMMON STOCKS (94.2%)(1)

Auto & Transportation (1.0%)
Union Pacific Corp.	1,517,600	$95,563
Delphi Corp.	9,516,500	80,034
CSX Corp.	1,569,800	57,298
PACCAR, Inc.	207,300	14,368
Burlington Northern
Santa Fe Corp.	306,600	12,819
Ford Motor Co.	902,153	11,755
Norfolk Southern Corp.	336,300	11,417
General Motors Corp.	260,468	10,041
Dana Corp.	218,900	3,264
*TRW Automotive Holdings Corp.	38,800	712

		297,271

Consumer Discretionary (10.9%)
Cendant Corp.	34,235,900	704,917
Carnival Corp.	10,230,600	517,259
Gannett Co., Inc.	3,993,000	331,219
Wal-Mart Stores, Inc.	5,510,200	297,110
Mattel, Inc.	16,444,500	287,943
The Walt Disney Co.	7,163,532	180,664
*(2) Service Corp. International	26,080,100	172,389
Eastman Kodak Co.	5,577,100	168,875
*Time Warner, Inc.	8,965,399	149,184
Federated Department
Stores, Inc.	2,547,700	128,531
Sears, Roebuck & Co.	3,027,300	105,956
McDonald's Corp.	3,383,950	98,642
*MGM Mirage, Inc.	694,100	37,342
Waste Management, Inc.	1,268,900	36,138
Viacom Inc. Class B	711,301	25,955
Target Corp.	346,900	17,352
*Interpublic Group of Cos., Inc.	1,351,100	16,564
Yum! Brands, Inc.	374,200	16,278
Kimberly-Clark Corp.	257,000	15,335
Limited Brands, Inc.	534,500	13,245
The Stanley Works	244,800	10,899
Knight Ridder	156,100	10,697
Whirlpool Corp.	104,569	6,143
Belo Corp. Class A	262,100	6,094

Windsor II Fund	Shares	Market Value^ (000)

ServiceMaster Co.	467,600	$6,004
Saks Inc.	418,600	5,115
J.C. Penney Co., Inc.
(Holding Co.)	144,700	5,005
Starwood Hotels &
Resorts Worldwide, Inc.	98,300	4,692
May Department Stores Co.	141,700	3,693
Nordstrom, Inc.	80,800	3,489
*Fox Entertainment Group, Inc.
Class A	98,500	2,921
*Liberty Media International Inc.
Class A	69,500	2,505
VF Corp.	46,200	2,487
*Caesars Entertainment, Inc.	120,900	2,164
*Kmart Holding Corp.	20,700	1,905
Foot Locker, Inc.	66,500	1,623
Sabre Holdings Corp.	71,300	1,534

		3,397,868

Consumer Staples (8.8%)
Altria Group, Inc.	13,984,200	677,674
Imperial Tobacco Group ADR	12,840,000	602,838
ConAgra Foods, Inc.	18,678,300	493,107
PepsiCo, Inc.	4,928,800	244,370
Anheuser-Busch Cos., Inc.	4,224,500	211,014
The Procter & Gamble Co.	2,982,800	152,660
Sara Lee Corp.	4,182,900	97,378
Albertson's, Inc.	3,707,600	84,570
The Coca-Cola Co.	1,357,400	55,192
Kraft Foods Inc.	1,103,200	36,748
*Safeway, Inc.	1,011,500	18,450
Unilever PLC ADR	454,100	15,480
Reynolds American Inc.	168,800	11,624
SuperValu Inc.	391,800	11,554
PepsiAmericas, Inc.	471,600	9,550
Tyson Foods, Inc.	645,100	9,354
General Mills, Inc.	168,000	7,434
H.J. Heinz Co.	168,000	6,107
*Smithfield Foods, Inc.	109,200	2,646
Brown-Forman Corp. Class B	32,400	1,455
CVS Corp.	6,000	261

		2,749,466

Financial Services (28.0%)
Banks--New York City (2.4%)
J.P. Morgan Chase & Co.	18,944,764	731,268
The Bank of New York Co., Inc.	351,700	11,416
Banks--Outside New York City (8.4%)
Wells Fargo & Co.	15,414,300	920,542
Bank of America Corp.	18,058,456	808,838
PNC Financial Services Group	6,875,222	359,574
Wachovia Corp.	3,776,043	185,819
Comerica, Inc.	2,670,300	164,250
U.S. Bancorp	971,522	27,795
KeyCorp	702,400	23,594
UnionBanCal Corp.	297,074	18,047
National City Corp.	406,800	15,853
SunTrust Banks, Inc.	174,200	12,260
Huntington Bancshares Inc.	468,291	11,216
Marshall & Ilsley Corp.	255,800	10,736
BB&T Corp.	248,653	10,222
Northern Trust Corp.	212,800	9,053
State Street Corp.	190,800	8,595
Mellon Financial Corp.	217,700	6,292
City National Corp.	87,800	6,049
First Horizon National Corp.	116,000	5,020
SouthTrust Corp.	107,238	4,672
Bank of Hawaii Corp.	91,300	4,360
Hibernia Corp. Class A	74,100	2,149
Commerce Bancshares, Inc.	29,300	1,439
Associated Banc-Corp	35,850	1,244
Diversified Financial Services (3.7%)
Citigroup, Inc.	17,491,573	776,101
The Goldman Sachs
Group, Inc.	2,053,300	202,004
Metropolitan Life
Insurance Co.	2,158,600	82,782
CIT Group Inc.	598,800	24,192
Merrill Lynch & Co., Inc.	439,700	23,717
Morgan Stanley	447,860	22,881
Marsh & McLennan Cos., Inc.	103,100	2,852
Financial--Data Processing Services (0.7%)
Automatic Data
Processing, Inc.	4,862,700	210,993
Financial--Miscellaneous (1.9%)
MBNA Corp.	10,800,700	276,822
Freddie Mac	3,279,800	218,435
Fannie Mae	1,021,500	71,658
Fidelity National Financial, Inc.	288,567	10,891
Nationwide Financial
Services, Inc.	153,900	5,325
*Providian Financial Corp.	182,500	2,838
Financial--Small Loan (1.7%)
SLM Corp.	11,707,200	529,868
Insurance--Life (2.1%)
Manulife Financial Corp.	11,703,415	545,028
Prudential Financial, Inc.	1,311,000	60,922

	Shares	Market Value^ (000)

The Principal Financial
Group, Inc.	783,900	$29,600
*Conseco, Inc.	887,700	14,878
Insurance--Multiline (4.1%)
Allstate Corp.	12,836,644	617,314
American International
Group, Inc.	4,462,339	270,909
St. Paul Travelers Cos., Inc.	5,357,340	181,935
The Hartford Financial
Services Group Inc.	2,451,727	143,377
Assurant, Inc.	573,300	15,468
Lincoln National Corp.	278,300	12,190
SAFECO Corp.	258,300	11,944
Loews Corp.	165,900	9,937
Genworth Financial Inc.	325,800	7,774
CIGNA Corp.	91,100	5,781
Insurance--Property-Casualty (1.1%)
XL Capital Ltd. Class A	4,230,600	306,719
ACE Ltd.	338,400	12,880
W.R. Berkley Corp.	139,700	5,971
The Chubb Corp.	77,200	5,568
RenaissanceRe Holdings Ltd.	75,900	3,554
Montpelier Re Holdings Ltd.	94,600	3,526
Everest Re Group, Ltd.	28,800	2,286
Axis Capital Holdings Ltd.	87,100	2,183
Real Estate Investment Trusts (0.2%)
Simon Property Group, Inc. REIT	108,100	6,304
Equity Office Properties
Trust REIT	207,000	5,821
Equity Residential REIT	143,700	4,792
Vornado Realty Trust REIT	58,000	3,898
ProLogis REIT	93,000	3,625
Rouse Co. REIT	52,800	3,522
General Growth
Properties Inc. REIT	106,100	3,500
Plum Creek Timber Co. Inc. REIT	94,000	3,411
Archstone-Smith Trust REIT	100,400	3,368
Boston Properties, Inc. REIT	51,900	3,099
Kimco Realty Corp. REIT	51,300	2,798
Duke Realty Corp. REIT	72,900	2,486
Avalonbay Communities, Inc. REIT	36,700	2,403
Public Storage, Inc. REIT	42,800	2,236
Developers Diversified
Realty Corp. REIT	49,600	2,073
iStar Financial Inc. REIT	48,000	1,988
Health Care Properties
Investors REIT	67,700	1,884
Apartment Investment &
Management Co. Class A REIT	48,300	1,772
Liberty Property Trust REIT	43,400	1,760
AMB Property Corp. REIT	42,400	1,590
Weingarten Realty Investors REIT	43,300	1,566
Regency Centers Corp. REIT	32,000	1,563
Hospitality Properties Trust REIT	32,700	1,401
New Plan Excel Realty Trust REIT	52,400	1,371
*Host Marriott Corp. REIT	84,500	1,229
Friedman, Billings, Ramsey
Group, Inc. REIT	65,800	1,128
General Growth Properties Inc.
Rights Exp. 11/9/2004	10,610	8
Savings & Loan (1.6%)
Washington Mutual, Inc.	12,888,249	498,904
Astoria Financial Corp.	70,000	2,736
Securities Brokers & Services (0.1%)
Bear Stearns Co., Inc.	134,500	12,744
Countrywide Financial Corp.	367,536	11,735
Lehman Brothers Holdings, Inc.	120,700	9,916
*E*TRADE Financial Corp.	642,600	8,290

		8,706,327

Health Care (8.0%)
Baxter International, Inc.	17,208,700	529,340
Schering-Plough Corp.	25,643,300	464,400
Bristol-Myers Squibb Co.	18,054,800	423,024
Johnson & Johnson	3,453,000	201,586
*Anthem, Inc.	2,491,900	200,349
Pfizer Inc.	6,835,700	197,894
*WellPoint Health Networks Inc.
Class A	1,769,000	172,761
*Medco Health Solutions, Inc.	2,663,300	90,313
Merck & Co., Inc.	1,917,200	60,028
Aetna Inc.	392,500	37,288
Wyeth	683,600	27,105
HCA Inc.	659,700	24,231
*Tenet Healthcare Corp.	1,671,000	17,913
Abbott Laboratories	380,700	16,229
*Health Net Inc.	582,800	14,139
*Humana Inc.	103,800	1,988

		2,478,588

Integrated Oils (10.8%)
Occidental Petroleum Corp.	15,979,800	892,152
ConocoPhillips Co.	10,050,934	847,394
ChevronTexaco Corp.	13,736,686	728,869
BP PLC ADR	11,978,372	697,740
ExxonMobil Corp.	3,323,394	163,577
Petro-Canada	299,400	16,314
Amerada Hess Corp.	101,100	8,160

Windsor II Fund	Shares	Market Value^ (000)

Marathon Oil Corp.	205,700	$7,839
Unocal Corp.	176,900	7,386

		3,369,431

Other Energy (1.2%)
*(2) Reliant Energy, Inc.	17,690,743	181,861
Williams Cos., Inc.	9,160,300	114,595
Valero Energy Corp.	820,700	35,265
Apache Corp.	297,970	15,107
Anadarko Petroleum Corp.	129,200	8,715
Devon Energy Corp.	116,381	8,609
Burlington Resources, Inc.	173,900	7,217
Kerr-McGee Corp.	88,300	5,229

		376,598

Materials & Processing (3.6%)
(2)Hanson PLC ADR	7,826,950	288,814
Weyerhaeuser Co.	4,246,000	265,969
International Paper Co.	5,194,500	200,040
Monsanto Co.	3,607,000	154,199
Alcoa Inc.	2,526,300	82,105
Dow Chemical Co.	509,400	22,892
E.I. du Pont de Nemours & Co.	445,387	19,094
Masco Corp.	469,900	16,099
Georgia Pacific Group	314,700	10,885
PPG Industries, Inc.	170,700	10,882
Nucor Corp.	253,000	10,684
Sherwin-Williams Co.	219,900	9,394
Temple-Inland Inc.	152,900	9,039
Avery Dennison Corp.	52,400	3,188
Phelps Dodge Corp.	24,000	2,101

		1,105,385

Producer Durables (5.5%)
Emerson Electric Co.	7,375,600	472,407
The Boeing Co.	9,087,600	453,471
(2)Cooper Industries, Inc. Class A	4,650,800	297,186
United Technologies Corp.	1,672,496	155,241
Northrop Grumman Corp.	2,649,000	137,086
Centex Corp.	1,085,500	56,381
Lockheed Martin Corp.	851,400	46,904
Pulte Homes, Inc.	467,500	25,656
Caterpillar, Inc.	138,800	11,179
D. R. Horton, Inc.	354,000	10,620
Deere & Co.	174,700	10,444
Ingersoll-Rand Co.	131,300	8,986
*Xerox Corp.	451,500	6,669
Parker Hannifin Corp.	92,400	6,526
Lennar Corp. Class A	91,000	4,093
Hubbell Inc. Class B	23,500	1,074

		1,703,923

Technology (2.6%)
International Business
Machines Corp.	2,496,700	224,079
Electronic Data Systems Corp.	8,278,500	176,084
*Computer Sciences Corp.	2,400,250	119,220
Motorola, Inc.	6,330,200	109,259
Hewlett-Packard Co.	4,768,272	88,976
Computer Associates
International, Inc.	1,695,000	46,968
Raytheon Co.	607,100	22,147
General Dynamics Corp.	61,600	6,291
Scientific-Atlanta, Inc.	178,200	4,881
*Vishay Intertechnology, Inc.	359,800	4,652
*Unisys Corp.	240,500	2,554
*Storage Technology Corp.	87,500	2,364
*Compuware Corp.	395,600	2,291
*Ingram Micro, Inc. Class A	99,500	1,716
*Freescale Semiconductor Inc.	62,400	970

		812,452

Utilities (8.7%)
Entergy Corp.	7,874,300	514,664
Verizon Communications Inc.	13,060,754	510,675
American Electric
Power Co., Inc.	15,483,260	509,864
Duke Energy Corp.	20,332,800	498,764
(2)CenterPoint Energy Inc.	23,725,300	249,353
Public Service Enterprise
Group, Inc.	3,028,900	129,001
SBC Communications Inc.	1,697,649	42,883
FPL Group, Inc.	528,800	36,434
FirstEnergy Corp.	758,900	31,365
BellSouth Corp.	940,200	25,075
Exelon Corp.	415,700	16,470
*PG&E Corp.	504,400	16,161
PPL Corp.	259,200	13,478
Southern Co.	378,000	11,941
Edison International	391,400	11,938
Progress Energy, Inc.	234,500	9,685
CenturyTel, Inc.	300,400	9,640
TXU Corp.	147,800	9,048
Dominion Resources, Inc.	123,300	7,931
ALLTEL Corp.	133,200	7,317
AT&T Corp.	406,969	6,963
KeySpan Corp.	151,459	6,051
NiSource, Inc.	244,600	5,247
NSTAR	77,900	3,854
Energy East Corp.	108,400	2,732
Telephone & Data Systems, Inc.	36,100	2,704

	Shares	Market Value^ (000)

MCI Inc.	121,100	$2,089
Pepco Holdings, Inc.	95,200	1,962
Xcel Energy, Inc.	112,620	1,926
Constellation Energy Group, Inc.	37,100	1,507

		2,696,722

Other (5.1%)
Tyco International Ltd.	23,563,900	734,015
General Electric Co.	13,973,100	476,762
ITT Industries, Inc.	4,050,500	328,658
3M Co.	190,400	14,769
Honeywell International Inc.	435,988	14,684
Textron, Inc.	99,600	6,788
Eaton Corp.	73,400	4,694
Brunswick Corp.	20,400	957
	1,581,327

TOTAL COMMON STOCKS
(Cost $22,008,325)		29,275,358

TEMPORARY INVESTMENTS (5.8%)(1)

Exchange-Traded Funds (2.5%)
Vanguard Index Participation
Equity Receipts--
Total Stock Market	5,967,300	654,613
Value	2,492,400	126,863

		781,476

Money Market Fund (3.2%)
Vanguard Market
Liquidity Fund,
1.77%+	911,394,867	911,395
Vanguard Market
Liquidity Fund,
1.77%+--Note G	77,740,800	77,741

		989,136

	Face Amount
	(000)

U.S. Government and Agency Obligations (0.1%)
(3) Federal National Mortgage Assn. ++
1.59%, 11/3/2004	$10,000	9,999
(3) U.S. Treasury Bill
1.73%, 1/27/2005	31,000	30,860

		40,859

TOTAL TEMPORARY INVESTMENTS
(Cost $1,153,437)		1,811,471

TOTAL INVESTMENTS (100.0%)
(Cost $23,161,762)		31,086,829

OTHER ASSETS AND
LIABILITIES--NET		$(6,095)

NET ASSETS (100%)		$31,080,734

•See Note A in Notes to Financial Statements. *Non-income-producing security.
†Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
††The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund’s effective common stock and temporary cash investment positions represent 98.2% and 1.8%, respectively, of net assets.
(2)Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $1,189,603,000. See Note I in Notes to Financial Statements.
(3)Security segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investment in Securities, at Value	$31,086,829
Receivables for Investment
Securities Sold	103,218
Receivables for Capital Shares Issued	32,202
Other Assets--Note C	57,194

Total Assets	31,279,443

Liabilities
Security Lending Collateral Payable
to Brokers--Note G	77,741
Payables for Investment Securities
Purchased	57,147
Other Liabilities	63,821

Total Liabilities	198,709

NET ASSETS (100%)	$31,080,734

Windsor II Fund	Amount (000)
AT OCTOBER 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$24,264,787
Undistributed Net Investment Income	169,644
Accumulated Net Realized Losses	(1,283,762)
Unrealized Appreciation
Investment Securities	7,925,067
Futures Contracts	4,998

NET ASSETS	$31,080,734

Investor Shares--Net Assets
Applicable to 920,766,345 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$26,231,969

NET ASSET VALUE PER SHARE--
INVESTOR SHARES	$28.49

Admiral Shares--Net Assets
Applicable to 95,851,527 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$4,848,765

NET ASSET VALUE PER SHARE--
ADMIRAL SHARES	$50.59

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Windsor II Fund Year Ended October 31, 2004 (000)

INVESTMENT INCOME
Income
Dividends*	$670,869
Interest	13,973
Security Lending	692

Total Income	685,534

Expenses
Investment Advisory Fees--Note B
Basic Fee	34,948
Performance Adjustment	5,153
The Vanguard Group--Note C
Management and Administrative
Investor Shares	51,118
Admiral Shares	4,425
Marketing and Distribution
Investor Shares	2,863
Admiral Shares	499
Custodian Fees	392
Auditing Fees	17
Shareholders' Reports
Investor Shares	558
Admiral Shares	6
Trustees' Fees and Expenses	29

Total Expenses	100,008
Expenses Paid Indirectly--Note D	(2,665)

Net Expenses	97,343

NET INVESTMENT INCOME	588,191

REALIZED NET GAIN (LOSS)
Investment Securities Sold*	494,313
Futures Contracts	30,345

REALIZED NET GAIN (LOSS)	524,658

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	3,403,286
Futures Contracts	(15,234)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	3,388,052

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS	$4,500,901

*Dividend income and realized net gain (loss) from affiliated companies of the fund were $26,915,000 and $(253,280,000), respectively. See Note I in Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Windsor II Fund
	Year Ended October 31,
	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$588,191	$501,433
Realized Net Gain (Loss)	524,658	(876,070)
Change in Unrealized Appreciation (Depreciation)	3,388,052	4,484,340

Net Increase (Decrease) in Net Assets Resulting from Operations	4,500,901	4,109,703

Distributions
Net Investment Income
Investor Shares	(477,750)	(438,682)
Admiral Shares	(85,900)	(67,028)
Realized Capital Gain
Investor Shares	--	--
Admiral Shares	--	--

Total Distributions	(563,650)	(505,710)

Capital Share Transactions--Note H
Investor Shares	2,021,262	(13,104)
Admiral Shares	867,039	445,998

Net Increase (Decrease) from Capital Share Transactions	2,888,301	432,894

Total Increase (Decrease)	6,825,552	4,036,887

Net Assets
Beginning of Period	24,255,182	20,218,295

End of Period	$31,080,734	$24,255,182

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Windsor II Fund Investor Shares
	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$24.61	$20.87	$24.50	$27.58	$29.03

Investment Operations
Net Investment Income	.56	.51	.51	.564	.64
Net Realized and Unrealized Gain (Loss)
on Investments	3.87	3.75	(3.47)	(1.819)	1.08

Total from Investment Operations	4.43	4.26	(2.96)	(1.255)	1.72

Distributions
Dividends from Net Investment Income	(.55)	(.52)	(.52)	(.585)	(.67)
Distributions from Realized Capital Gains	--	--	(.15)	(1.240)	(2.50)

Total Distributions	(.55)	(.52)	(.67)	(1.825)	(3.17)

Net Asset Value, End of Period	$28.49	$24.61	$20.87	$24.50	$27.58

Total Return	18.15%	20.68%	-12.51%	-4.89%	7.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$26,232	$20,843	$17,735	$21,495	$24,070
Ratio of Total Expenses to Average Net Assets*	0.37%	0.43%	0.42%	0.40%	0.37%
Ratio of Net Investment Income to
Average Net Assets	2.07%	2.31%	2.12%	2.10%	2.36%
Portfolio Turnover Rate	22%	29%	41%	33%	26%

*Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.03%, 0.02%, 0.00%, and (0.03%).

FINANCIAL HIGHLIGHTS (CONTINUED)

Windsor II Fund Admiral Shares

	Year Ended October 31,			May14* to Oct. 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$43.69	$37.05	$43.50	$50.00

Investment Operations
Net Investment Income	1.043	.95	.944	.408
Net Realized and Unrealized Gain (Loss) on Investments	6.885	6.65	(6.167)	(6.433)

Total from Investment Operations	7.928	7.60	(5.223)	(6.025)

Distributions
Dividends from Net Investment Income	(1.028)	(.96)	(.962)	(.475)
Distributions from Realized Capital Gains	--	--	(.265)	--

Total Distributions	(1.028)	(.96)	(1.227)	(.475)

Net Asset Value, End of Period	$50.59	$43.69	$37.05	$43.50

Total Return	18.30%	20.79%	-12.44%	-12.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,849	$3,412	$2,484	$2,039
Ratio of Total Expenses to Average Net Assets**	0.26%	0.32%	0.35%	0.35%+
Ratio of Net Investment Income to Average Net Assets	2.17%	2.41%	2.18%	1.83%+
Portfolio Turnover Rate	22%	29%	41%	33%

*Inception.
**Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.03%, 0.02%, and 0.00%.
† Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE fiNANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.      The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.Futures Contracts: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4.Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.Security Lending: The fund may lend its securities to qualified institutional borrowers, to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.Other: Dividend income is recorded on the ex-dividend dates. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees.

Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.      Barrow, Hanley, Mewhinney & Strauss, Inc.; Equinox Capital Management, LLC; Tukman Capital Management, Inc.; and, beginning December 11, 2003, Hotchkis and Wiley Capital Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Barrow, Hanley, Mewhinney & Strauss, Inc., Equinox Capital Management, LLC, and Tukman Capital Management, Inc., are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for Barrow, Hanley, Mewhinney & Strauss, Inc., the S&P 500/Barra Value Index; for Equinox Capital Management, LLC, the Russell 1000 Value Index; and for Tukman Capital Management, Inc., the S&P 500 Index. In accordance with the advisory contract entered into with Hotchkis and Wiley Capital Management, LLC, in December 2003, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the MSCI US Investable Market 2500 Index beginning November 1, 2004. The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $537,000 for the year ended October 31, 2004.

For the year ended October 31, 2004, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets before an increase of $5,153,000 (0.02%) based on performance.

C.      The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2004, the fund had contributed capital of $4,299,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 4.29% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.      The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2004, these arrangements reduced the fund’s management and administrative expenses by $2,652,000 and custodian fees by $13,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E.      Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2004, the fund had $205,334,000 of ordinary income available for distribution. The fund had available realized losses of $1,270,148,000 to offset future net capital gains of $401,220,000 through October 31, 2010, and $868,928,000 through October 31, 2011.

At October 31, 2004, net unrealized appreciation of investment securities for tax purposes was $7,925,067,000, consisting of unrealized gains of $8,624,674,000 on securities that had risen in value since their purchase and $699,607,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2004, the aggregate settlement value of open futures contracts expiring in December 2004 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	1,111	$313,941	$2,961
S&P MidCap 400 Index	301	90,721	1,464
E-mini S&P 500 Index	1,377	77,821	568
E-mini S&P MidCap 400 Index	50	3,014	5

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F.     During the year ended October 31, 2004, the fund purchased $9,281,740,000 of investment securities and sold $6,028,459,000 of investment securities, other than temporary cash investments. G. The market value of securities on loan to broker/dealers at October 31, 2004, was $76,144,000, for which the fund held cash collateral of $77,741,000.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

H.      Capital share transactions for each class of shares were:

	Year Ended October 31,
	2004		2003

	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Investor Shares
Issued	$4,036,083	147,462	$2,445,205	109,975
Issued in Lieu of Cash Distributions	455,769	16,962	421,062	18,851
Redeemed	(2,470,590)	(90,679)	(2,879,371)	(131,559)

Net Increase (Decrease)--Investor Shares	2,021,262	73,745	(13,104)	(2,733)

Admiral Shares
Issued	1,303,621	26,789	893,273	22,297
Issued in Lieu of Cash Distributions	77,428	1,621	59,671	1,502
Redeemed	(514,010)	(10,659)	(506,946)	(12,738)

Net Increase (Decrease)--Admiral Shares	867,039	17,751	445,998	11,061

I.     Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of affiliated companies were as follows:

	(000)
		Current Period Transactions
	Oct. 31, 2003 Market Value	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Oct. 31, 2004 Market Value

CenterPoint Energy Inc.	$186,655	$56,317	$8,365	$7,560	249,353
Cooper Industries, Inc. Class A	246,027	--	--	6,511	297,186
Crompton Corp.	33,439	--	41,791	868	--
Hanson PLC ADR	268,856	--	--	11,976	288,814
Millennium Chemicals, Inc.	73,829	--	93,288	--	--
Reliant Energy, Inc.	102,419	--	22,819	--	181,861
Service Corp. International	137,810	--	13,529	--	172,389

	$1,049,035			$26,915	$1,189,603

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Windsor II Fund:

In our opinion, the accompanying statements of net assets, of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor II Fund (the “Fund”) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 8, 2004

SPECIAL 2004 TAX INFORMATION
(UNAUDITED)FOR VANGUARD WINDSOR II FUND

This information for the fiscal year ended October 31, 2004, is included pursuant to provisions of the Internal Revenue Code.

Thefund distributed $563,649,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-
term gains, if any) qualifies for the dividends-received deduction.

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you’re like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you—and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our Planning & Education and Research Funds & Stocks sections to:

• Determine what asset allocation might best suit your needs—by taking our Investor Questionnaire.
• Find out how much to save for retirement and your children’s college education—by using our planning tools.
• Learn how to achieve your goals—by reading our PlainTalk® investment guides.
• Find your next fund—by using the Compare Funds, Compare Fund Costs, and Narrow Your Fund Choices tools.
• Look up fund price, performance history, and distribution information—in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

• See what you own (at Vanguard and elsewhere) and how your investments are doing.
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CAPITALIZE ON YOUR IRA

Vanguard offers low-cost, high-quality solutions that combine a variety of investment choices to help you achieve your retirement goals.

Here’s how you can exploit your IRA—and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows—currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over—you will increase the odds of meeting your retirement goals. “Max out” every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard’s Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA® is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don’t spend your retirement assets before you’ve retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, PlainTalk , Windsor, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners. All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor
Account Services
1-800-662-2739

Institutional Investor
Services
1-800-523-1036

Text Telephone
1-800-952-3335

(C)2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q730 122004

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2004: $34,000
Fiscal Year Ended October 31, 2003: $29,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended October 31, 2004: $1,685,500
Fiscal Year Ended October 31, 2003: $1,620,200

(b)     Audit-Related Fees.

Fiscal Year Ended October 31, 2004: $257,800
Fiscal Year Ended October 31, 2003: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended October 31, 2004: $76,400
Fiscal Year Ended October 31, 2003: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended October 31, 2004: $0
Fiscal Year Ended October 31, 2003: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2004: $76,400
Fiscal Year Ended October 31, 2003: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 14, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 14, 2004

VANGUARD WINDSOR FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	December 14, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.